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                                                                    EXHIBIT 99.1

UNITED STATES EXPLORATION, INC.                  FOR FURTHER INFORMATION CONTACT
1560 BROADWAY, DENVER, COLORADO 80202                            BRUCE D. BENSON
                                                  PRESIDENT & CEO (303) 863-3551

FOR IMMEDIATE RELEASE

           UNITED STATES EXPLORATION ANNOUNCES SECOND QUARTER EARNINGS

Denver, Colorado - August 14, 2003 - United States Exploration, Inc. (ASE - UXP) today announced earnings for the second quarter of 2003. Net income for the quarter was $1,101,634 ($.06 per share), compared to net income of $1,214,337 ($.06 per share) in the second quarter of 2002. For the first half of 2003, net income was $2,131,524 ($0.11 per share), compared to $1,341,898 ($0.07 per share) for the first six months of 2002.

Oil and gas sales increased from $3,065,850 in the second quarter of 2002 to $4,419,617 in the second quarter of 2003 and from $5,027,069 in the first six months of 2002 to $8,702,325 in the first six months of 2003. In the second quarter of 2003, higher oil and gas sales were offset by a $680,000 provision for deferred income taxes and increased production costs and depletion, depreciation and amortization expense, resulting in lower net income for the quarter compared to the second quarter of 2002.

The higher oil and gas sales resulted both from increased production and from higher prevailing prices. Production increased from approximately 1,636 mmcfe in the first six months of 2002 to approximately 2,117 mmcfe in the first six months of 2003. Average prices received by the Company increased from $23.45 per barrel of oil and $2.57 per mcf. of gas in the first half of 2002 to $30.82 per barrel of oil and $3.83 per mcf. of gas in the first half of 2003.

"The second quarter results reflect the continuing effects of our development program and improved pricing for our oil and gas," said Bruce D. Benson, Chairman, CEO and President of the Company. "The higher prices were attributable in part to increased pipeline capacity that allows rocky mountain gas to be transported to other markets where prevailing prices have historically been higher."

This news release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 concerning the results of oil and natural gas drilling. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that expected results will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include drilling risks, operating risks, market risks, including particularly

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the effects of fluctuations in prevailing price levels for oil and gas and the availability and cost of necessary goods and services, risks related to the need to obtain additional financing for development of its oil and gas properties and other risk facts as described in the Company's Form 10-QSB for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission.

United States Exploration, Inc. is engaged in the acquisition, exploration, development, production and marketing of natural gas and crude oil. The Company's reserves and producing properties are located in northeast Colorado. The Company's common stock trades on the American Stock Exchange are under the symbol UXP.

                                      # # #

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                         UNITED STATES EXPLORATION, INC.
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                                        THREE MONTHS      THREE MONTHS       SIX MONTHS        SIX MONTHS
                                                           ENDED             ENDED              ENDED             ENDED
                                                        June 30, 2003     June 30, 2002     JUNE 30, 2003     JUNE 30, 2002
                                                        -------------     -------------     -------------     ------------
REVENUES
   Sale of oil and gas                                  $  4,419,617      $  3,065,850      $  8,702,325      $  5,027,069
   Contracting and operating fees                              9,615            35,088            20,050            48,884
                                                        ------------      ------------      ------------      ------------
                                                           4,429,232         3,100,938         8,722,375         5,075,953

COSTS & EXPENSES
   Accretion-retirement obligations                           13,296                --            26,592                --
   Production costs-oil and gas                              976,377           686,858         1,844,366         1,303,041
   Depletion, depreciation, and amortization               1,041,235           746,035         2,076,931         1,489,249
   General and administrative expenses                       578,818           467,056         1,060,508           959,268
                                                        ------------      ------------      ------------      ------------
                                                           2,609,726         1,899,949         5,008,397         3,751,558

   Earnings from operations                                1,819,506         1,200,989         3,713,978         1,324,395

OTHER INCOME (EXPENSE)
   Interest income                                                --            16,461                --            28,786
   Interest expense                                          (38,751)           (3,125)          (69,667)           (6,319)
   Other                                                          --                12                --            (4,964)
                                                        ------------      ------------      ------------      ------------
                                                             (38,751)           13,348           (69,667)           17,503
                                                        ------------      ------------      ------------      ------------

Income before taxes                                        1,780,755         1,214,337         3,644,311         1,341,898
   Deferred Income taxes                                    (679,121)               --        (1,387,272)               --
                                                        ------------      ------------      ------------      ------------
Income before cumulative effect of change
  in accounting principle                                  1,101,634         1,214,337         2,257,039         1,341,898

   Cummulative effect of change in accounting
       principle                                                  --                --          (125,515)               --
                                                        ------------      ------------      ------------      ------------
Net income                                              $  1,101,634      $  1,214,337      $  2,131,524      $  1,341,898
                                                        ============      ============      ============      ============
Basic & diluted earnings per common share:

Income before cumulative effect of change in
  accounting principle                                  $       0.06      $       0.06      $       0.12      $       0.07
                                                        ============      ============      ============      ============
Cumulative effect of change in accounting principle     $       0.00      $       0.00      $       0.01      $       0.00
                                                        ============      ============      ============      ============
Net Income                                              $       0.06      $       0.06      $       0.11      $       0.07
                                                        ============      ============      ============      ============
Weighted average common shares outstanding                18,739,939        18,855,906        18,739,939        18,855,906
                                                        ============      ============      ============      ============

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                         UNITED STATES EXPLORATION, INC.
                                  BALANCE SHEET
                                     ASSETS


                                                       JUNE 30       DECEMBER 31,
                                                         2003           2002
                                                     -----------     ------------
                                                     (Unaudited)
CURRENT ASSETS
  Cash & cash equivalents                            $   450,373     $   475,607
  Accounts receivable                                  3,515,602       2,498,424
  Due from related parties                                34,720           6,489
  Inventory                                               14,378          13,891
  Prepaid expenses & deposits                            109,846          69,862
  Deferred tax asset-current                           1,749,157       1,682,725
                                                     -----------     -----------

      Total current assets                             5,874,076       4,746,998

PROPERTY AND EQUIPMENT, AT COST, NET:
  Oil and gas property and equipment                  31,203,624      29,881,707
  Other equipment and leasehold improvements             116,054         136,946
                                                     -----------     -----------

                                                      31,319,678      30,018,653


OTHER ASSETS
  Loan costs, less accumulated
   amortization of $51,125 at June 30, 2003
   and  $40,405 at December 31, 2002                      12,472          23,192
  Deferred tax asset                                          --       1,376,775
                                                     -----------     -----------
                                                          12,472       1,399,967
                                                     -----------     -----------

    Total assets                                     $37,206,226     $36,165,618
                                                     ===========     ===========


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                         UNITED STATES EXPLORATION, INC.
                                  BALANCE SHEET
                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                     JUNE 30         DECEMBER 31,
                                                       2003             2002
                                                   ------------      ------------
                                                   (Unaudited)
CURRENT LIABILITIES
  Accounts payable                                 $    778,012      $  2,260,498
  Revenues payable                                    1,424,860         1,055,918
  Taxes payable                                       1,338,087         1,311,864
  Accrued liabilities                                   112,919           198,814
  Due related parties                                    12,413            31,501
  Accrued interest                                          137               791
                                                   ------------      ------------

   Total current liabilities                          3,666,428         4,859,386

NON CURRENT LIABILITIES
  Asset retirement obligations                          786,342                --
  Note payable-Bank                                   2,906,900         3,632,700
                                                   ------------      ------------

  Total non-current liabilities                       3,693,242         3,632,700
                                                   ------------      ------------

Total Liabilities                                     7,359,670         8,492,086

STOCKHOLDERS' EQUITY
  Common stock-$.0001 par value
    Authorized-500,000,000 shares issued and
    outstanding-18,879,529 shares at
    June 30, 2003 (including 139,590 shares
    in treasury) and 18,855,906 shares
    at December 31, 2002
    (including 139,590 shares in treasury)                1,887             1,885
  Capital in excess of par                           36,768,208        36,726,710
  Accumulated deficit                                (6,702,987)       (8,834,511)
                                                   ------------      ------------

                                                     30,067,108        27,894,084
Less 139,590 shares held in treasury, at cost          (220,552)         (220,552)
                                                   ------------      ------------
    Total stockholders' equity                       29,846,556        27,673,532
                                                   ------------      ------------

Total liabilities & stockholders' equity           $ 37,206,226      $ 36,165,618
                                                   ============      ============